EXHIBIT 99


                                                                                                                     MORGAN STANLEY
------------------------------------------------------------------------------------------------------------------------------------

02/08/2005     19:16:23   CARVE Version 40.0    /u/ojhap/deal/iq9/050208/iq9.050208.carve
MSC            MSC        Series 2005-IQ9       Class A2
------------------------------------------------------------------------------------------------------------------------------------

Class                     A2                    Settlement Date         02/24/2005         Coupon               4.29000
Original Balance          112,700,000.00        Dated Date              02/01/2005         Delay                14
Current Balance           112,600,000.00        First Payment Date      03/15/2005         Lead Manager         Morgan Stanley & Co.
Credit Rating             AAA/AAA               Next Payment Date       03/15/2005         Orig Deal Size       1,531,754,420.80
Market Desc               N/A                   Payment Freq            Monthly            Num of Tranches      28
Factor                    0.99911269            Interest Freq           Monthly            Deal Age             0


Class                     Cusip                 N/A
Original Balance          Yield Table Date      02/08/2005
Current Balance           Yield Frequency       SemiAnnual
Credit Rating             Yield Day Count       30/360
Market Desc
Factor


                                0             20pct_all        50pct_ios     20pct_freds_multi
----------------------------------------------------------------------------------------------
Price / Yield                 |
----------------------------------------------------------------------------------------------
                   99.8624    |     4.3218        4.3222          4.3226                4.3218
                   99.9249    |     4.3075        4.3087          4.3099                4.3075
                   99.9874    |     4.2933        4.2952          4.2973                4.2933
                  100.0499    |     4.2790        4.2817          4.2847                4.2790
                  100.1124    |     4.2648        4.2682          4.2721                4.2648
                  100.1749    |     4.2505        4.2547          4.2595                4.2505
                  100.2374    |     4.2363        4.2413          4.2469                4.2363
                  100.2999    |     4.2221        4.2278          4.2343                4.2221
                  100.3624    |     4.2079        4.2144          4.2217                4.2079
                  100.4249    |     4.1937        4.2010          4.2091                4.1937
                  100.4874    |     4.1795        4.1875          4.1966                4.1795
                  100.5499    |     4.1653        4.1741          4.1840                4.1653
                  100.6124    |     4.1511        4.1607          4.1715                4.1511
                  100.6749    |     4.1370        4.1474          4.1590                4.1370
                  100.7374    |     4.1228        4.1340          4.1465                4.1228
                  100.7999    |     4.1087        4.1206          4.1340                4.1087
                  100.8624    |     4.0946        4.1072          4.1214                4.0946
                  100.9249    |     4.0805        4.0939          4.1090                4.0805
                  100.9874    |     4.0664        4.0806          4.0965                4.0664
                  101.0499    |     4.0523        4.0672          4.0840                4.0523
                  101.1124    |     4.0382        4.0539          4.0715                4.0382
------------------------------|---------------------------------------------------------------
Average Life                  |       4.95          5.28            5.69                  4.95
First Prin                    | 12/15/2009    12/15/2009      12/15/2009            12/15/2009
Last Prin                     | 02/15/2010    11/15/2011      12/15/2011            02/15/2010
Payment Window                |          3            24              25                     3
Mod Duration @ 100.4874       |       4.37          4.62            4.94                  4.37
USD Swap Spread @ 100.4874    |         13            11               8                    13


                                                                     Page 1 of 2

--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                                                                                                     MORGAN STANLEY

------------------------------------------------------------------------------------------------------------------------------------

02/08/2005     19:16:23   CARVE Version 40.0    /u/ojhap/deal/iq9/050208/iq9.050208.carve
MSC            MSC        Series 2005-IQ9       Class A1A
------------------------------------------------------------------------------------------------------------------------------------

Class                     A1A                   Settlement Date         02/24/2005         Coupon               4.60000
Original Balance          271,561,000.00        Dated Date              02/01/2005         Delay                14
Current Balance           271,561,000.00        First Payment Date      03/15/2005         Lead Manager         Morgan Stanley & Co.
Credit Rating             AAA/AAA               Next Payment Date       03/15/2005         Orig Deal Size       1,531,754,420.80
Market Desc               N/A                   Payment Freq            Monthly            Num of Tranches      28
Factor                    1.00000000            Interest Freq           Monthly            Deal Age             0

Class                     Cusip                    N/A
Original Balance          Yield Table Date         02/08/2005
Current Balance           Yield Frequency          SemiAnnual
Credit Rating             Yield Day Count          30/360
Market Desc
Factor



                                   0          20pct_all         50pct_ios      20pct_freds_multi
-------------------------------------------------------------------------------------------------
Price / Yield                 |
-------------------------------------------------------------------------------------------------
                    99.8692   |     4.6375        4.6376             4.6378                4.6375
                    99.9317   |     4.6286        4.6289             4.6294                4.6286
                    99.9942   |     4.6197        4.6201             4.6209                4.6198
                   100.0567   |     4.6108        4.6114             4.6125                4.6110
                   100.1192   |     4.6020        4.6027             4.6041                4.6021
                   100.1817   |     4.5931        4.5941             4.5957                4.5933
                   100.2442   |     4.5843        4.5854             4.5873                4.5845
                   100.3067   |     4.5755        4.5767             4.5789                4.5757
                   100.3692   |     4.5666        4.5680             4.5705                4.5669
                   100.4317   |     4.5578        4.5594             4.5621                4.5581
                   100.4942   |     4.5490        4.5507             4.5538                4.5493
                   100.5567   |     4.5402        4.5421             4.5454                4.5405
                   100.6192   |     4.5314        4.5334             4.5371                4.5318
                   100.6817   |     4.5226        4.5248             4.5287                4.5230
                   100.7442   |     4.5138        4.5162             4.5204                4.5142
                   100.8067   |     4.5051        4.5075             4.5120                4.5055
                   100.8692   |     4.4963        4.4989             4.5037                4.4968
                   100.9317   |     4.4875        4.4903             4.4954                4.4880
                   100.9942   |     4.4788        4.4817             4.4870                4.4793
                   101.0567   |     4.4700        4.4731             4.4787                4.4706
                   101.1192   |     4.4613        4.4645             4.4704                4.4618
-------------------------------------------------------------------------------------------------
Average Life                  |       8.83          9.03               9.44                  8.86
First Prin                    | 03/15/2005    03/15/2005         03/15/2005            03/15/2005
Last Prin                     | 01/15/2015    07/15/2016         10/15/2016            01/15/2015
Payment Window                |        119           137                140                   119
Mod Duration @ 100.4942       |       7.04          7.17               7.41                  7.06
USD Swap Spread @ 100.4942    |         21            20                 18                    21


                                                                     Page 2 of 2


--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.